LORD ABBETT

Prospectus

October 1, 1998

Application Inside

LORD ABBETT
GROWTH OPPORTUNITIES
FUND

[LOGO](R) LORD, ABBETT & CO
          Investment Management
A Tradition of Performance Through Disciplined Investing

This Prospectus sets forth concisely the information about Lord Abbett Growth Opportunities Fund ("we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

   The Fund's investment objective is capital appreciation. In its search for growth, the Fund seeks companies which are primarily middle-sized, based on the value of their outstanding stock. There can be no assurance the Fund will achieve its objective.

   The Statement of Additional Information dated October 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information". In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission. Shaded terms are defined in the Glossary of Terms.

   Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LORD ABBETT
GROWTH OPPORTUNITIES
FUND

PROSPECTUS
   October 1, 1998

TABLE OF CONTENTS                                 PAGE
   How We Invest                                    2
   Risk Factors                                     2
   Portfolio Management                             2
   Investor Expenses                                2
   Financial Highlights                             3
   Purchases                                        4
   Opening Your Account                             6
   Shareholder Services                             6
   Redemptions                                      7
   Dividends and Capital Gains                      8
   Our Management                                   8
   Fund Performance                                 8
   Investment Policies, Risks and Limits            9
   Sales and Service Compensation
     and Activities                                12
   Glossary of Terms                               13

Lord, Abbett & Co.
Investment Management
A Tradition of Performance Through Disciplined Investing

THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE o NEW YORK o NEW YORK o 10153
(800) 426-1130

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HOW WE INVEST

Normally we invest primarily in equity securities of mid-sized companies, defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $1 billion and $6 billion. We favor companies that show the potential for stronger than average earnings growth. Under normal circumstances, at least 65% of our total assets will consist of investments made in growth companies, as determined at the time of purchase.

See "Investment Policies, Risks and Limits".

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RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. The Fund employs other investment practices such as investments in foreign securities, small-sized companies and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits".

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PORTFOLIO MANAGEMENT

Stephen J. McGruder, Partner of Lord, Abbett & Co. ("Lord Abbett") and Executive Vice President of the Fund, has served as Senior Portfolio Manager since July 15, 1998. He joined Lord Abbett in 1995. Prior to joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

   Mr. McGruder has over 29 years of investment experience.

   When Mr. McGruder became the Senior Portfolio Manager of the Fund, he introduced a growth style of investing to the Fund. Under this method, companies are favored that show the potential for stronger-than-expected earnings growth. As the opportunities present themselves, these kinds of companies will be favored in the selection process. Under the former value style of investing used to manage the Fund, companies were selected without regard to current income under a process that sought to identify and invest in undervalued securities.

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INVESTOR EXPENSES
The expenses  shown below are based on historical  expenses  adjusted to reflect
current   fees.   Future   expenses   may  be   different   than  those   shown.

                                        Class A    Class B   Class C

 Shareholder Transaction Expenses
 Maximum Sales Load on Purchases
 (as a % of offering price)                5.75%      None      None
 Deferred Sales Charge (See "Purchases")   None       5.00%     1.00%

 Annual Fund Operating Expenses(1) (as a % of average net assets) Management Fee (See "Our Management") 0.90% 0.90% 0.90%
 12b-1 Fees(1)                             0.35%     1.00%      1.00%
 Other Expenses (See "Our Management")     0.28%      0.28%     0.28%
 Total Operating Expenses                  1.53%      2.18%     2.18%

(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge. Lord Abbett Distributor LLC has voluntarily agreed not to use a portion of the 12b-1 fee attributable to Class A shares of the Fund. Without such limitation the 12b-1 fee for Class A shares would be payable at the rate of 0.50% of average daily net assets.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

Example
Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

 Share=Class        1 year   3=years   5 years   10 years
 Class A shares       $72      $103      $136       $229
 Class B shares(2)    $72      $ 98      $136       $235
 Class C shares       $32      $ 68      $117       $252

 You would pay the following expenses on the same investment, assuming you kept your shares:

 Class A shares       $72      $103      $136       $229
 Class B shares(2)    $22      $ 68      $117       $235
 Class C shares       $22      $ 68      $117       $252

This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.

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FINANCIAL  HIGHLIGHTS  Except for the six-month  period ended May 31, 1998 which has not been audited, the following table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Lord Abbett Growth Opportunities Fund's 1997 annual report or 1998 semi-annual report.


 Per Class A Share Operating(a)                        Six Months Ended   Year Ended November 30, For the Period August 1, 1995(d)
 Performance:                                            May 31, 1998      1997             1996           to November 30, 1995

 Net asset value, beginning of period                     $16.18         $12.84            $10.18                $10.00
 Income from Investment Operations
  Net investment income(b)                                   .08            .23              0.30                   .10
  Net realized and unrealized gain on investments           1.72           3.39              2.50                   .08
 Total from investment operations                           1.80           3.62              2.80                   .18
 Distributions
  Dividends from net investment income                     (.22)           (.28)             (.12)                  --
  Net realized gain from security transactions             (2.06)           --               (.02)                  --
 Net asset value, end of period                           $15.70         $16.18            $12.84                $10.18
 Total Return(c)                                           13.01%(e)      28.90%            27.81%                 1.80%(e)
 Ratios/Supplemental Data:
  Net assets, end of period(000)                           $2,095         $1,672            $1,462                 $968
 Ratios to Average Net Assets:
  Expenses, including waiver                                 .00(e)         .00%              .00%                 0.00%(e)
  Expenses, excluding waiver                                 .69(e)        1.58%             2.39%                 1.20%(e)
  Net investment income                                      .55(e)        1.69%             2.67%                 1.04%(e)
 Portfolio turnover rate                                   33.39%         52.86%            30.78%                 1.55%
  Average commissions per share paid on equity transactions                $.049             $.062                 $.048

(a) See Notes to Financial Statements.
(b) Net of management fee waiver and expenses assumed.
(c) Total return does not consider the effects of front-end sales or contingent deferred sales charges.
(d) Commencement of operations.
(e) Not annualized.

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PURCHASES
This Prospectus offers three classes of shares, Class A, B and C. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B and C shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

Class A
o   Normally offered with a front-end sales charge.
o   Lower annual expenses than Class B and Class C shares.

Class B
o   No front-end sales charge.
o   Higher annual expenses than Class A shares.
o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.
o   Automatically convert to Class A shares after eight years.

Class C
o   No front-end sales charge.
o   Higher annual expenses than Class A shares.
o A contingent deferred sales charge is usually applied to shares sold prior to the first anniversary of purchase.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

Class A Shares.  Front-end sales charges are as
follows:
                                                     To Compute
                       As a % of     As a % of    Offering Price
                       Offering        Your            Divide
Your Investment          Price      Investment         NAV by
Less than $50,000        5.75%         6.10%            .9425
$50,000 to $99,999       4.75%         4.99%            .9525
$100,000 to $249,999     3.75%         3.90%            .9625
$250,000 to $499,999     2.75%         2.83%            .9725
$500,000 to $999,999     2.00%         2.04%            .9800
$1,000,000 over                   No Sales Charge      1.0000

Reducing Your Class A Front-End Sales Charges. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase.

o RIGHTS OF ACCUMULATION -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.
o STATEMENT OF INTENTION -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under the following circumstances.

1.  Purchases of $1 million or more. O
2.  Purchases by Retirement Plans with at least 100 eligible employees. O
3.  Purchases under a Special Retirement Wrap Program. O
4. Purchases made with dividends and distributions on Class A shares of another Eligible Fund.
5. Purchases representing repayment under the loan feature of the Lord
    Abbett-sponsored prototype 403(b) plan for Class A shares.
6. Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.
7.  Purchases under a Mutual Fund Wrap-Fee Program.
8.  Lord Abbett Consultants/Advisers.
9.  Employees of our shareholder servicing agent.
10. Employees of any national securities trade organization to which Lord Abbett belongs.
11. Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses and other family members.
12. Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

                          O May be subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES ("CDSC"). The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (O) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%. The Class A share CDSC generally will be waived under the following circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).
o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares according to the following schedule.

                                   Contingent Deferred
 Anniversary(1)                    Sales Charge on
 of the Day on                     Redemptions
 Which the Purchase                (As % of Amount
 Order Was Accepted                Subject to Charge)
 On                   Before
                       1st             5.0%
 1st                   2nd             4.0%
 2nd                   3rd             3.0%
 3rd                   4th             3.0%
 4th                   5th             2.0%
 5th                   6th             1.0%
 on or after the
 6th anniversary(2)                    None

(1) Anniversary   is  the  365th  day  subsequent  to  a  purchase  or  a  prior anniversary.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

The  Class  B  share  CDSC   generally   will  be  waived  under  the  following
circumstances.

o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.
o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.
o   Death of the shareholder (natural person).
o On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase. An exception is made for shares redeemed from a Mutual Fund Wrap-Fee Program.

APPLICATION OF CDSC TO A REDEMPTION. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.

1.  Shares acquired by reinvestment of dividends and capital gains.

2.  Shares held for six years or more (Class B) or one year or more (Class C).
3. Shares held the longest before the sixth anniversary of their purchase Class B) or before the first anniversary of their purchase (Class C).

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OPENING YOUR ACCOUNT
MINIMUM INITIAL INVESTMENT PER FUND
--------------------------------------------------------------------------------
o Regular account                                  $1,000
--------------------------------------------------------------------------------
o Individual Retirement Accounts, 403(b)
  and employer-sponsored retirement plans
  under the Internal Revenue Code                    $250
--------------------------------------------------------------------------------
o Invest-A-Matic and Div-Move                $250 initial
                                   $50 subsequent minimum
--------------------------------------------------------------------------------

For Retirement Plans and Mutual Fund Wrap Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor LLC or you can fill out the attached application and send it to the Fund at the address stated below. You may be charged a fee if you effect transactions through an independent dealer or agent. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

LORD ABBETT GROWTH OPPORTUNITIES FUND
P.O. Box 419100
Kansas City, MO 64141

PROPER FORM. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and documentation required supplementally by the Fund, and (2) payment by check. For more information regarding proper form of a purchase order, call the Fund at 1-800-821-5129.

Payment must be credited in U.S. dollars to our custodian bank's account.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

BY EXCHANGE. Telephone the Fund at 1-800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

   We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

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SHAREHOLDER SERVICES

TELEPHONE  EXCHANGES.   You  or  your  investment   professional,   with  proper
identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund.

   Instructions must be received by the Fund in Kansas City by calling 1-800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

   For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and
other  relevant  information.   The  Fund  will  not  be  liable  for  following
instructions communicated by telephone that it reasonably believes to be genuine.

   Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

INVEST-A-MATIC. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

DIV-MOVE. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund.

   The account must be either your account, a joint spousal account, or a custodial account for your minor child.

INVESTING BY PHONE. Upon completion and receipt of the attached application form (in particular, section 7), you can instruct the Fund by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares upon receipt of the money from your bank.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

   Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions".

LORD ABBETT'S RETIREMENT PLANS. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 1-800-842-0828.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your financial representative or call the Fund at 1-800-821-5129.

HOUSEHOLDING. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have the one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

PRICING SHARES. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your request is accepted.

--------------------------------------------------------------------------------
REDEMPTIONS

BY BROKER. Call your broker or investment professional for directions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 1-800-821-5129. The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine.

   The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

BY MAIL. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

   Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 1-800-821-5129.

   We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

Normally a check will be mailed to the name(s) and addresses in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

   To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

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DIVIDENDS AND CAPITAL GAINS

DIVIDENDS. The Fund distributes most or all of its net earnings in the form of dividends which are expected to be paid to shareholders annually.

CAPITAL GAINS DISTRIBUTIONS. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 12 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.)

DIVIDENDS/CAPITAL GAINS RECEIPT OR REINVESTMENT. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

TAXES. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

   Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For  more   information   about  the  tax   consequences   from   dividends  and
distributions, see the Statement of Additional Information.

--------------------------------------------------------------------------------
OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages about $26 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to thirty-six separate mutual fund portfolios having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

   The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1997, the Fund was obligated to pay Lord Abbett at an annual rate of .75 of 1%. But Lord Abbett waived the fee and subsidized all the Fund's expenses. For the current fiscal year such fee and expenses are estimated to be .90 and .63 of 1%, respectively.

THE FUND. The Fund is a diversified separate series of Lord Abbett Research Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on April 6, 1992. The Fund's former name was Mid-Cap Series. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. The Company currently consists of three series. Only shares of the Fund are being offered in this prospectus.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The Fund completed its fiscal year on November 30, 1997. The Fund's net asset value was $16.18 per share versus $12.84 one year ago. Over the period, the Fund produced a total return (the percent change in net asset value with all distributions reinvested) of 28.9%.

   Over the past 1997 fiscal year, the stock market experienced several corrections before rebounding to new heights. This occurred against a background of surprising strength in the economy, concerns of inflation and a volatile interest-rate environment. The positive performance of your Fund over the past year can be attributed to the use of the best ideas generated by the Fund's research team. Specifically, individual issues in the technology, finance and consumer sectors proved to be rewarding.

   Your Fund is not sector-weighted (diversified in proportion to an index) and, as such, during the past year relied on, and continues to rely on, stock selection of companies with solid fundamental prospects in the mid-cap universe.

See the performance chart on the second to last page of this Prospectus.

--------------------------------------------------------------------------------
INVESTMENT POLICIES, RISKS AND LIMITS

The Fund is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Fund's performance. If no limit is disclosed for a particular investment policy, this means that the Board of Directors did not establish a limit for such investment policy. These policies have risks associated with them. However, the Fund follows certain practices that may reduce these risks. To the extent the Fund utilizes some of these policies, its overall performance may be positively or negatively affected.

FINANCIAL FUTURES: A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The Fund may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures.

   RISK: The price behavior of the futures contract may not correlate with that of the item being hedged.

   LIMIT: The Fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Fund's total assets.

OPTIONS TRANSACTIONS: The Fund may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges.

   A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price.

   A call option on equity securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price.

   Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

   RISK: The Fund as the writer of a put option, might therefore be obligated to purchase underlying securities for more than their current market value.

   When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

   Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options include (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock indices and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

   LIMIT: The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. Provided they are traded on a national securities exchange and used to increase the Fund's income and to provide greater flexibility in the disposition of the Fund's portfolio securities, the Fund may write covered call options on securities having an aggregate market value not to exceed 5% of the Fund's gross assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

   The Fund will write only "covered" options. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account.

FOREIGN INVESTMENTS: The Fund may invest in securities (of the type described herein) that are primarily traded in foreign countries.

   RISK: Securities markets of foreign countries in which we may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or reduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, net asset values may be significantly affected on days when shareholders do not have access to the Fund.

   LIMIT: Up to 35% of the Fund's net assets (at the time of investment) may be invested in securities that are primarily traded in foreign countries. Forward Foreign Currency Contracts: The Fund may utilize a forward foreign currency contract which involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Fund may enter into forward foreign currency contracts in primarily two circumstances. First, when the Fund desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

   Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but that has a lower transaction cost.

   RISK: Precise matching of the forward contract and the value of the securities involved will generally not be possible.

FOREIGN CURRENCY PUT AND CALL OPTIONS: The Fund may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets ("OTC"). A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

   A foreign currency call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency ("Cross Hedging"). Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential.

   RISK: OTC options are generally less liquid and involve issuer credit risk. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

   LIMIT: The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Fund. Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Fund to cover such call writing or (b) to be crossed.

REPURCHASE AGREEMENTS: The Fund may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral.

   RISK: If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS: Such transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the custodian will likewise designate as segregated those securities sold on a delayed delivery basis.

   RISK: The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

ILLIQUID SECURITIES: Securities not traded on the open market. May include illiquid Rule 144A securities.

   RISK: Certain securities may be difficult or impossible to sell at the time and price the seller would like.

   LIMIT: The Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

RULE 144A SECURITIES: Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

   RISK: Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities.

BORROWING:  The Fund may borrow money.

   RISK: Depending on the circumstances, the interest paid on borrowed money may reduce the Fund's return.

   LIMIT: The Fund may not borrow money in excess of 331/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes. Up to an additional 5% of total assets are available for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

RIGHTS AND WARRANTS: The Fund may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants. The term "warrants" includes warrants which are not listed on the New York or American Stock Exchanges.

   LIMIT: The Fund has no present intention to commit more than 5% of its gross assets to rights and warrants.

CLOSED-END INVESTMENT COMPANIES: The Fund may invest in closed-end investment companies.

   RISK: Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees; for example, to the extent that the Fund and the closed-end investment company both charge a management fee.

   LIMIT: No more than 5% of the gross assets of the Fund may be invested in closed-end investment companies.

SECURITIES LENDING: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

   RISK: Delay in recovery of collateral and loss should the borrower of the security fail financially.

   LIMIT: Loans, in the aggregate, may not exceed 5% of the Fund's total assets.

TEMPORARY INVESTMENTS: For temporary defensive purposes or to create reserve purchasing power pending other investments, the Fund may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from our portfolio.

OBJECTIVE,  RESTRICTION  AND  POLICY  CHANGES.  The  Fund  will not  change  its investment objective or its fundamental restrictions without shareholder approval. If the Fund determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Fund may make such change by disclosing it in the Prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

--------------------------------------------------------------------------------
SALES AND SERVICE COMPENSATION
AND ACTIVITIES

SALES COMPENSATION. As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts. These firms typically pass along a portion of this compensation to your financial representative.

   Sales compensation originates from two sources: sales charges and 12b-1 fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 fees. ("12b-1" refers to the federal securities regulation authorizing fees of this type.) The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the Fund for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases". The portion of these expenses that are paid as sales and service compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Lord Abbett Distributor's portion of such sales and service compensation is discussed under "Sales Activities" and "Service Activities" below. Sometimes sales and service compensation is not paid where tracking data is not available for certain accounts and where the Authorized Institution waives part of the compensation, as with an account under a Mutual Fund Wrap-Fee Program.

ADDITIONAL CONCESSIONS may be paid to Authorized Institutions from time to time.

SALES ACTIVITIES. Rule 12b-1 distribution fees may be used to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

SERVICE ACTIVITIES. Rule 12b-1 service fees may be used to pay Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. If any portion of the service fees is paid to Lord Abbett Distributor, such fees will be used to service and maintain shareholder accounts.

   The amounts payable by the Fund (whether distribution or service fees) need not be directly related to expenses actually incurred by Lord Abbett Distributor on behalf of the Fund. Thus, even if Lord Abbett Distributor's actual expenses exceed the fee payable to Lord Abbett Distributor at any given time, the Fund will not be obligated to pay more than that fee, and if Lord Abbett
Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will retain the full amount of the fee.

--------------------------------------------------------------------------------
GLOSSARY OF TERMS

ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions". Lord Abbett Distributor is an Authorized Institution.

ELIGIBLE FUND. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). (b) Any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

ELIGIBLE GUARANTOR. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

EMPLOYEES OF LORD ABBETT/FUND DIRECTORS (TRUSTEES). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee). The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe.

Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President.

An acceptable form of guarantee would be as follows:

   o In the case of the estate -
         Robert A. Doe,

   Executor of the Estate of John W. Doe
   [Date]
           [SIGNATURE GUARANTEED]

   o In the case of the corporation -

         ABC Corporation
         Mary B. Doe

         By Mary B. Doe, President
   [Date]
           [SIGNATURE GUARANTEED]


LORD ABBETT CONSULTANTS/ADVISERS. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund.

LORD ABBETT DISTRIBUTOR LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

MUTUAL FUND WRAP-FEE PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf), in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

RETIREMENT PLANS. Employer-sponsored retirement plans under the Internal Revenue Code.

SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

TOTAL RETURN. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

YIELD. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

--------------------------------------------------------------------------------
   This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

   No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of the multi-class Fund which is shown in the comparisons below will be more or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

--------------------------------------------------------------------------------

                 NAV            MOP            S&P            RMC

8/1/95         $10,000        $ 9,425        $10,000        $10,000
1995           $10,180        $ 9,595        $10,609        $10,524
1996           $13,011        $12,263        $12,600        $12,581
11/30/97       $16,772        $15,808        $16,059        $14,962

                             Fiscal Year-end 11/30


--------------------------------------------------------------------------------

                     AVERAGE ANNUAL TOTAL RETURNS
                         FOR CLASS A SHARES(3)

                                              Life of Series
                     1 Year                  8/1/95 -- 11/30/97
                     21.50%                        21.69%
--------------------------------------------------------------------------------

(1) Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares.

(2) Performance numbers for the Standard &Poor's Mid-Cap 400 and the Russell Mid-Cap Growth Indices which are unmanaged, do not reflect transaction costs or management fees. The second index is being used because it is a growth index which, in Fund management's opinion, is a more appropriate standard against which to measure the Fund's performance in view of the growth style of investing used to manage the portfolio. See "Portfolio Management". An investor cannot invest directly in these indices.

(3) Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.


                                                       FIRST YEAR COMPENSATION


                                       Front-end
                                       sales charge           Dealer's
                                       paid by investors      concession             Service fee(1)          Total compensation(2)
Class A investments                    (% of offering price)  (% of offering price)  (% of net investment)   (%of offering price)

Less than $50,000                           5.75%                  5.00%                  0.25%                    5.24%
$50,000 - $99,999                           4.75%                  4.00%                  0.25%                    4.24%
$100,000 - $249,999                         3.75%                  3.25%                  0.25%                    3.49%
$250,000 - $499,999                         2.75%                  2.25%                  0.25%                    2.49%
$500,000 - $999,999                         2.00%                  1.75%                  0.25%                    2.00%
$1 million or more(3) or
Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program
First $5 million                  no front-end sales charge        1.00%                  0.25%                    1.25%
Next $5 million above that        no front-end sales charge        0.55%                  0.25%                    0.80%
Next $40 million above that       no front-end sales charge        0.50%                  0.25%                    0.75%
Over $50 million                  no front-end sales charge        0.25%                  0.25%                    0.50%
Class B investments                                               Paid at time of sale (% of net asset value)
All amounts                       no front-end sales charge        3.75%                  0.25%                    4.00%
Class C investments
All amounts                       no front-end sales charge        0.75%                  0.25%                    1.00%

                                                 ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
All amounts                       no front-end sales charge        none                   0.25%                    0.25%
Class B investments                                               Percentage of average net assets(4)
All amounts                       no front-end sales charge        none                   0.25%                    0.25%
Class C investments
All amounts                       no front-end sales charge        0.75%                  0.25%                    1.00%



(1) The service fee for Class A shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession   percentages   and  service  fee   percentages   are
    calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap
    Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to Class B and C shares, 0.25% and 1.00%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

INVESTMENT MANAGER AND UNDERWRITER
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.
LAgof-1-1098
(10/98)

LORD ABBETT
GROWTH  OPPORTUNITIES  FUND
The General  Motors  Building
767 Fifth Avenue
New York, NY 10153-0203

--------------------------------------------------------------------------------
LORD ABBETT
Statement of Additional Information                              October 1, 1998


                      Lord Abbett Growth Opportunities Fund


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated October 1, 1998.

The Lord Abbett Growth Opportunities Fund (sometimes referred to as "we" or the "Fund") is a diversified separate Series of Lord Abbett Research Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on April 6, 1992. The Fund's former name was Mid-Cap Series. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses. Only shares of the Fund are described in this Statement of Additional Information. To date 130,000,000 shares of the Fund have been designated by the Board of Directors.


Rule 18f-2 under the Investment Company Act of 1940, provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless the interests of the Fund in the matter are identical or the matter does not affect any interest of such Fund. However, the Rule exempts from these separate voting requirements the selection of independent public accountants, the approval of principal distributing contracts and the election of directors.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

              TABLE OF CONTENTS                PAGE

        1.    Investment Objective and Policies         2

        2.    Directors and Officers                    4

        3.    Investment Advisory and Other Services    7

        4.    Portfolio Transactions                    8

        5.    Purchases, Redemptions
              and Shareholder Services                  9

        6.    Past Performance                          17

        7.    Taxes                                     18

        8.    Information About The Fund                19

        9.    Financial Statements                      19

                                         1.
                        INVESTMENT OBJECTIVE AND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective and policies are described in the Prospectus under "How We Invest." In addition to those policies described in the Prospectus, the Fund is subject to the following fundamental investment restrictions which cannot be changed for the Fund without the approval of the holders of a majority of the Fund's respective shares. The Fund may not: (1) borrow money ,except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law ; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund also is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, to exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a foreign exchange); and (8) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

INVESTMENT TECHNIQUES WHICH MAY BE USED BY THE FUND

LENDING OF PORTFOLIO SECURITIES. The Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Fund's gross assets.

If the Fund enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Fund may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or, in the alternative, the Fund may use a cross-hedging technique whereby it sells another currency which the Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Fund's net assets.

A call option written by the Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Fund or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.


                                         2.
                             DIRECTORS AND OFFICERS

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company. Age 60.


Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, NY

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd (NYSE). Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                       For the Fiscal Year Ended November 30, 1997

      (1)                   (2)                      (3)                        (4)
                                                  Pension or               For Year Ended
                                                  Retirement Benefits      December 31, 1997
                                                  Accrued by the Fund      Total Compensation
                         Aggregate                and All Other            Accrued by the Fund
                         Compensation             Lord Abbett-Sponsored    And All other Lord
NAME OF DIRECTOR         ACCRUED BY THE FUND      FUNDS2                   ABBETT--SPONSORED FUNDS3


E. Thayer Bigelow         None                     $17,068                 $56,000
William T. Bush*          None                     None                    None
Robert B. Calhoun**       None                     None                    None
Stewart S. Dixon          None                     $32,190                 $55,000
John C. Jansing           None                     $45,0854                $55,000
C. Alan MacDonald         None                     $30,703                 $57,400
Hansel B. Millican, Jr.   None                     $37,747                 $55,000
Thomas J. Neff            None                     $19,853                 $56,000


--------------------------------------------------------------------------------
* Elected as a director, June 17, 1998 effective as of August 13, 1998
**Elected as a director, May 5, 1998 effective as of June 17, 1998


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. The Fund has not commenced paying such fees. When the Fund starts to pay such fees, a portion of the fees payable by the Fund to its outside directors/trustees will be deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the other series of the Fund as of November 30,1997, deemed invested in Company Shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $39,081; Mr. Dixon, $107,152, Mr. Jansing, $142,903, Mr.
    MacDonald,$84,555; Mr. Millican,$143,927; and Mr. Neff,$143,008.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Fund's for the 12 months ended November 30, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provided for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. Since no amounts of aggregate compensation were payable by the Fund for the year ended November 30, 1997, no shares were deemed invested in Fund shares.

4 Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees: Robert G. Morris, age 52, Robert P. Fetch, age 45, Stephen
J. McGruder, age 54, Executive Vice Presidents,

Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Zane E. Brown, age 46; Daniel E. Carper, age 46; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. 1995 - 1997; prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 56; Gregory M. Macosko, age 51, A. Edward Oberhaus, age 38; Keith F. O'Connor, age 43; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company's By-Laws provide that the Company shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Company outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Company.

As of November 30, 1997 our officers and directors, as a group, owned less than 12% of the Fund's outstanding shares.

                                         3.
                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the company's investment manager. Seven of the seventeen general partners of Lord Abbett are officers and/or directors of the Company and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Paul
A. Hilstad, Stephen J. McGruder, Robert G. Morris, and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are Stephen I. Allen, John E. Erad, Daria L. Foster, Robert I. Gerber, Robert J. Noelke, Michael McLaughlin, W. Thomas Hudson, Christopher Towle and R. Mark Pennington. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .90 of 1% of the Fund's average daily net assets. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, and each of the two fiscal years ended November 30, 1997 and the fiscal half year ended May 31, 1998 this management fee was .75 of 1% and was waived by Lord Abbett with respect to the Fund and, except for this waiver, would have amounted to $2,125, $8,249; $10,844, and $7,077 respectively. On September 15, 1998, the
Fund's shareholders voted to raise the management fee to .90 of 1%.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and each of the two fiscal years ended November 30, 1997, and the fiscal half year ended May 31, 1998, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $7,544, $18,000; $12,000, and $6,000 respectively, with respect to the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                         4.
                             PORTFOLIO TRANSACTIONS

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored Fund's may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

For the period from August 1, 1995 (commencement of operations) through year ended November 30, 1995, fiscal years ended November 30, 1996, 1997, and the fiscal half year ended May 31, 1998 we paid total commissions to independent broker-dealers of $3,245, $2,155, $3,687 and $4,027, respectively.

                                         5.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on October 1, 1998 was computed as follows:

THE FUND

Net asset  value per  share (net  assets  value  divided by  shares outstanding)
 .......$11.91
Maximum  offering price per share (net asset value divided by .9425) .... $12.64

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell the Fund's shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As stated in the Prospectus, our shares may be purchased at net asset value only by directors (trustees) of the Lord Abbett-sponsored Fund's, partners and employees of Lord Abbett, and spouses and other family members of such directors (trustees), partners and employees.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Fund offers investors four different classes of shares. This Statement of Additional Information offers three of those classes designated Class A, B, and C. The fourth class is offered in another prospectus and statement of additional information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more,

Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

CLASS A, B, AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan," the "B Plan," and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares of each Class, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and (b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                             Contingent Deferred Sales Charge
Anniversary of the Day on                    on Redemptions (As % of Amount
Which the Purchase Order Was Accepted        Subject to Charge)
Before the 1st.................................5.0%
On the 1st, before the 2nd.....................4.0%
On the 2nd, before the 3rd.....................3.0%
On the 3rd, before the 4th.....................3.0%
On the 4th, before the 5th.....................2.0%
On the 5th, before the 6th ....................1.0%
On or after the 6th anniversary................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of an individual shareholder (a natural person). In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

STATEMENT OF INTENTION. Under the terms of the Statement of Intention as described in the Prospectus, you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees and (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions of over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                         6.
                                PAST PERFORMANCE

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested (in this case there is no sales charge) and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      TAXES

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options. As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases  shares in certain  foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.


                                         8.
                           INFORMATION ABOUT THE FUND

The directors, trustees and officers of Lord Abbett-sponsored mutual Fund's, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such G1 security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                         9.
                              FINANCIAL STATEMENTS

The financial statements with respect to the Fund for the fiscal half year ended May 31, 1998 (unaudited) and the fiscal year ended November 30, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.